NATIONWIDE MUTUAL FUNDS
Nationwide Short Duration Bond Fund

Supplement dated October 14, 2014
to the Summary Prospectus dated March 1, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective October 13, 2014, the Nationwide Short Duration Bond Fund was reorganized into the Nationwide HighMark Short Term Bond Fund.  Accordingly, the Nationwide Short Duration Bond Fund will be liquidated and will no longer offer its shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE